                        PRINCIPAL UNDERWRITER AGREEMENT

THIS AGREEMENT, dated as of the June 26, 1995, made by and between HARTFORD LIFE INSURANCE COMPANY ("HLIC" or the "Sponsor"), a corporation organized and existing under the laws of the State of Connecticut, and HARTFORD EQUITY SALES COMPANY, INC. ("HESCO"), a corporation organized and existing under the laws of the State of Connecticut,

                                  WITNESSETH:

WHEREAS, the Board of Directors of HLIC has made provision for the establishment of a separate account within HLIC in accordance with the laws of the State of Connecticut, which separate account was organized and is established and registered as a unit investment trust type investment company with the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act"), as amended, and which is designated Hartford Life Insurance Company Separate Account VL I (referred to as the "UIT"); and

WHEREAS, HESCO offers to the public a certain Flexible Premium Variable Life Insurance Policy (the "Policy") issued by HLIC with respect to the UIT units of interest thereunder which are registered under the Securities Act of 1933 ("1933 Act"), as amended; and

WHEREAS, HESCO has previously agreed to act as distributor in connection with offers and sales of the Policy under the terms and conditions set forth in this Principal Underwriter Agreement.

NOW THEREFORE, in consideration of the mutual agreements made herein, HLIC and HESCO agree as follows:

                                       I.

                                 HESCO'S DUTIES

1. HESCO, as principal underwriter for the Policy, will use its best efforts to effect offers and sales of the Policy through broker-dealers that are members of the National Association of Securities Dealers, Inc. and whose registered representatives are duly licensed as insurance agents of HLIC. HESCO is responsible for compliance with all applicable requirements of the 1933 Act, as amended, the Securities Exchange Act of 1934 ("1934 Act"), as amended, and the 1940 Act, as amended, and the rules and regulations relating to the sales and distribution of the Policy, the need for which arises out of its duties as principal underwriter of said Policy and relating to the creation of the UIT.

2. HESCO agrees that it will not use any prospectus, sales literature, or any other printed matter or material or offer for sale or sell the Policy if any of the foregoing in any way represent the duties, obligations, or liabilities of HLIC as being greater than, or different from, such duties, obligations and liabilities as are set forth in this Agreement, as it may be amended from time to time.

3. HESCO agrees that it will utilize the then currently effective prospectus relating to the UIT's Policies in connection with its selling efforts.

As to the other types of sales materials, HESCO agrees that it will use only sales materials which conform to the requirements of federal and state insurance laws and regulations and which have been filed, where necessary, with the appropriate regulatory authorities.

4. HESCO agrees that it or its duly designated agent shall maintain records of the name and address of, and the securities issued by the UIT and held by, every holder of any security issued pursuant to this Agreement, as required by the
Section 26(a)(4) of the 1940 Act, as amended.

5. HESCO's services pursuant to this Agreement shall not be deemed to be exclusive, and it may render similar services and act as an underwriter, distributor, or dealer for other investment companies in the offering of their shares.

6. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder on the part of HESCO, HESCO shall not be subject to liability under a Policy for any act or omission in the course, or connected with, rendering services hereunder.

                                      II.

1. The UIT reserves the right at any time to suspend or limit the public offering of the Policies upon 30 days' written notice to HESCO, except where the notice period may be shortened because of legal action taken by any regulatory agency.

2. The UIT agrees to advice HESCO immediately:

       (a) Of any request by the Securities and Exchange Commission for amendment of its 1933 Act registration statement or for additional information;

       (b) Of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the 1933 Act registration statement relating to units of interest issued with respect to the UIT or of the initiation of any proceedings for that purpose;

    (c) Of the happening of any material event, if known, which makes untrue any statement in said 1933 Act registration statement or which requires a change therein in order to make any statement therein not misleading.

     HLIC will furnish to HESCO such information with respect to the UIT and the Policies in such form and signed by such of its officers and directors and HESCO may reasonably request and will warrant that the statements therein contained when so signed will be true and correct. HLIC will also furnish, from time to time, such additional information regarding the UIT's financial condition as HESCO may reasonably request.

                                      III.

                                  COMPENSATION

In accordance with an Expense Reimbursement Agreement between HLIC and HESCO, HESCO is entitled to receive: (1) compensation equal to a pro rata portion of $10,000 per year for all services provided on behalf of HLIC and the UIT; plus
(2) reimbursement for the actual expenses incurred by HESCO in excess of $10,000 for all operating costs associated with the services provided on behalf of HLIC and the UIT under this Principal Underwriter Agreement. No additional compensation is payable in excess of that required under the Expense Reimbursement Agreement. The Expense Reimbursement Agreement provides for an aggregate payment of $10,000 for all services performed by HESCO on behalf of HLIC and its affiliated companies and any unit investment trusts sponsored by HLIC and its affiliated companies.

                                      IV.

                RESIGNATION AND REMOVAL OF PRINCIPAL UNDERWRITER

HESCO may resign as a Principal Underwriter hereunder, upon 120 days' prior written notice to HLIC. However, such resignation shall not become effective until either the UIT has been completely liquidated and the proceeds of the liquidation distributed through HLIC to the Policy owners or a successor Principal Underwriter has been designated and has accepted its duties.

                                       V.

                                 MISCELLANEOUS

1. This Agreement may not be assigned by any of the parties hereto without the written consent of the other party.

2. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

       (a) If to HLIC -- Hartford Life Insurance Company, Inc. P.O. Box 2999, Hartford, Connecticut 06104.

       (b) If to HESCO -- Hartford Equity Sales Company, Inc., P.O. Box 2999, Hartford, Connecticut 06104.

or to such other address as HESCO or HLIC shall designate by written notice to the other.

3. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument, and an executed copy of this Agreement and all amendments hereto shall be kept on file by the Sponsor and shall be open to inspection any time during the business hours of the Sponsor.

4. This Agreement shall inure to the benefit of and be binding upon the successor of the parties hereto.

5. This Agreement shall be construed and governed by and according to the laws of the State of Connecticut.

6. This Agreement may be amended from time to time by the mutual agreement and consent of the parties hereto.

7. (a) This Agreement shall become effective June 26, 1995 and shall continue in effect for a period of two years from that date and, unless sooner terminated in accordance with 7(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually by a majority of the members of the Board of Directors of HLIC.

(b) This Agreement (1) may be terminated at any time, without the payment of any penalty, either by a vote of a majority of the members of the Board of Directors of HLIC on 60 days' prior written notice to HESCO; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by HESCO on 60 days' prior written notice to HLIC, but such termination will not be effective until HLIC shall have an agreement with one or more persons to act as successor principal underwriter of the Policies. HESCO hereby agrees that it will continue to act as successor principal underwriter until its successor or successors assume such undertaking.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

(Seal)                                 HARTFORD LIFE INSURANCE COMPANY

                                       BY:   /s/ Thomas M. Marra
                                             ------------------------------
                                                    Thomas M. Marra
                                                 Senior Vice President

Attest:                                HARTFORD EQUITY SALES COMPANY, INC.

       /s/ Lynda Godkin                BY:   /s/ George Jay
       ------------------------------        ------------------------------
       Lynda Godkin                                    George Jay
       Secretary                                       Controller

                        PRINCIPAL UNDERWRITER AGREEMENT

THIS AGREEMENT, dated as of the June 26, 1995, made by and between ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("ILA" or the "Sponsor"), a corporation organized and existing under the laws of the State of Wisconsin, and HARTFORD EQUITY SALES COMPANY, INC. ("HESCO"), a corporation organized and existing under the laws of the State of Connecticut,

                                  WITNESSETH:

WHEREAS, the Board of Directors of ILA has made provision for the establishment of a separate account within ILA in accordance with the laws of the State of Wisconsin, which separate account was organized and is established and registered as a unit investment trust type investment company with the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act"), as amended, and which is designated ITT Hartford Life and Annuity Insurance Company Separate Account VL I (referred to as the "UIT"); and

WHEREAS, HESCO offers to the public a certain Flexible Premium Variable Life Insurance Policy (the "Policy") issued by ILA with respect to the UIT units of interest thereunder which are registered under the Securities Act of 1933 ("1933 Act"), as amended; and

WHEREAS, HESCO has previously agreed to act as distributor in connection with offers and sales of the Policy under the terms and conditions set forth in this Principal Underwriter Agreement.

NOW THEREFORE, in consideration of the mutual agreements made herein, ILA and HESCO agree as follows:

                                       I.

                                 HESCO'S DUTIES

1. HESCO, as principal underwriter for the Policy, will use its best efforts to effect offers and sales of the Policy through broker-dealers that are members of the National Association of Securities Dealers, Inc. and whose registered representatives are duly licensed as insurance agents of ILA. HESCO is responsible for compliance with all applicable requirements of the 1933 Act, as amended, the Securities Exchange Act of 1934 ("1934 Act"), as amended, and the 1940 Act, as amended, and the rules and regulations relating to the sales and distribution of the Policy, the need for which arises out of its duties as principal underwriter of said Policy and relating to the creation of the UIT.

2. HESCO agrees that it will not use any prospectus, sales literature, or any other printed matter or material or offer for sale or sell the Policy if any of the foregoing in any way represent the duties, obligations, or liabilities of ILA as being greater than, or different from, such duties, obligations and liabilities as are set forth in this Agreement, as it may be amended from time to time.

3. HESCO agrees that it will utilize the then currently effective prospectus relating to the UIT's Policies in connection with its selling efforts.

As to the other types of sales materials, HESCO agrees that it will use only sales materials which conform to the requirements of federal and state insurance laws and regulations and which have been filed, where necessary, with the appropriate regulatory authorities.

4. HESCO agrees that it or its duly designated agent shall maintain records of the name and address of, and the securities issued by the UIT and held by, every holder of any security issued pursuant to this Agreement, as required by the
Section 26(a)(4) of the 1940 Act, as amended.

5. HESCO's services pursuant to this Agreement shall not be deemed to be exclusive, and it may render similar services and act as an underwriter, distributor, or dealer for other investment companies in the offering of their shares.

6. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder on the part of HESCO, HESCO shall not be subject to liability under a Policy for any act or omission in the course, or connected with, rendering services hereunder.

                                      II.

1. The UIT reserves the right at any time to suspend or limit the public offering of the Policies upon 30 days' written notice to HESCO, except where the notice period may be shortened because of legal action taken by any regulatory agency.

2. The UIT agrees to advice HESCO immediately:

       (a) Of any request by the Securities and Exchange Commission for amendment of its 1933 Act registration statement or for additional information;

       (b) Of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the 1933 Act registration statement relating to units of interest issued with respect to the UIT or of the initiation of any proceedings for that purpose;

       (c) Of the happening of any material event, if known, which makes untrue any statement in said 1933 Act registration statement or which requires a change therein in order to make any statement therein not misleading.

     ILA will furnish to HESCO such information with respect to the UIT and the Policies in such form and signed by such of its officers and directors and HESCO may reasonably request and will warrant that the statements therein contained when so signed will be true and correct. ILA will also furnish, from time to time, such additional information regarding the UIT's financial condition as HESCO may reasonably request.

                                      III.

                                  COMPENSATION

In accordance with an Expense Reimbursement Agreement between ILA and HESCO, HESCO is entitled to receive: (1) compensation equal to a pro rata portion of $10,000 per year for all services provided on behalf of ILA and the UIT; plus
(2) reimbursement for the actual expenses incurred by HESCO in excess of $10,000 for all operating costs associated with the services provided on behalf of ILA and the UIT under this Principal Underwriter Agreement. No additional compensation is payable in excess of that required under the Expense Reimbursement Agreement. The Expense Reimbursement Agreement provides for an aggregate payment of $10,000 for all services performed by HESCO on behalf of ILA and its affiliated companies and any unit investment trusts sponsored by ILA and its affiliated companies.

                                      IV.

                RESIGNATION AND REMOVAL OF PRINCIPAL UNDERWRITER

HESCO may resign as a Principal Underwriter hereunder, upon 120 days' prior written notice to ILA. However, such resignation shall not become effective until either the UIT has been completely liquidated and the proceeds of the liquidation distributed through ILA to the Policy owners or a successor Principal Underwriter has been designated and has accepted its duties.

                                       V.

                                 MISCELLANEOUS

1. This Agreement may not be assigned by any of the parties hereto without the written consent of the other party.

2. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

       (a) If to ILA -- ITT Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104.

       (b) If to HESCO -- Hartford Equity Sales Company, Inc., P.O. Box 2999, Hartford, Connecticut 06104.

or to such other address as HESCO or ILA shall designate by written notice to the other.

3. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument, and an executed copy of this Agreement and all amendments hereto shall be kept on file by the Sponsor and shall be open to inspection any time during the business hours of the Sponsor.

4. This Agreement shall inure to the benefit of and be binding upon the successor of the parties hereto.

5. This Agreement shall be construed and governed by and according to the laws of the State of Connecticut.

6. This Agreement may be amended from time to time by the mutual agreement and consent of the parties hereto.

7. (a) This Agreement shall become effective June 26, 1995 and shall continue in effect for a period of two years from that date and, unless sooner terminated in accordance with 7(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually by a majority of the members of the Board of Directors of ILA.

(b) This Agreement (1) may be terminated at any time, without the payment of any penalty, either by a vote of a majority of the members of the Board of Directors of ILA on 60 days' prior written notice to HESCO; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by HESCO on 60 days' prior written notice to ILA, but such termination will not be effective until ILA shall have an agreement with one or more persons to act as successor principal underwriter of the Policies. HESCO hereby agrees that it will continue to act as successor principal underwriter until its successor or successors assume such undertaking.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

(Seal)                                 ITT HARTFORD LIFE AND ANNUITY
                                       INSURANCE COMPANY

                                       BY:    /s/ Thomas M. Marra
                                              ------------------------------
                                                     Thomas M. Marra
                                                  Senior Vice President

Attest:                                HARTFORD EQUITY SALES COMPANY, INC.

       /s/ Lynda Godkin                BY:    /s/ George Jay
       ------------------------------         --------------------------------
       Lynda Godkin                                      George Jay
       Secretary                                         Controller

                        PRINCIPAL UNDERWRITER AGREEMENT

THIS AGREEMENT, dated as of the June 26, 1995, made by and between HARTFORD LIFE INSURANCE COMPANY ("HLIC" or the "Sponsor"), a corporation organized and existing under the laws of the State of Connecticut, and HARTFORD EQUITY SALES COMPANY, INC. ("HESCO"), a corporation organized and existing under the laws of the State of Connecticut,

                                  WITNESSETH:

WHEREAS, the Board of Directors of HLIC has made provision for the establishment of a separate account within HLIC in accordance with the laws of the State of Connecticut, which separate account was organized and is established and registered as a unit investment trust type investment company with the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act"), as amended, and which is designated Hartford Life Insurance Company Separate Account VL II (referred to as the "UIT"); and

WHEREAS, HESCO offers to the public a certain Last Survivor Flexible Premium Variable Life Insurance Policy (the "Policy") issued by HLIC with respect to the UIT units of interest thereunder which are registered under the Securities Act of 1933 ("1933 Act"), as amended; and

WHEREAS, HESCO has previously agreed to act as distributor in connection with offers and sales of the Policy under the terms and conditions set forth in this Principal Underwriter Agreement.

NOW THEREFORE, in consideration of the mutual agreements made herein, HLIC and HESCO agree as follows:

                                       I.

                                 HESCO'S DUTIES

1. HESCO, as principal underwriter for the Policy, will use its best efforts to effect offers and sales of the Policy through broker-dealers that are members of the National Association of Securities Dealers, Inc. and whose registered representatives are duly licensed as insurance agents of HLIC. HESCO is responsible for compliance with all applicable requirements of the 1933 Act, as amended, the Securities Exchange Act of 1934 ("1934 Act"), as amended, and the 1940 Act, as amended, and the rules and regulations relating to the sales and distribution of the Policy, the need for which arises out of its duties as principal underwriter of said Policy and relating to the creation of the UIT.

2. HESCO agrees that it will not use any prospectus, sales literature, or any other printed matter or material or offer for sale or sell the Policy if any of the foregoing in any way represent the duties, obligations, or liabilities of HLIC as being greater than, or different from, such duties, obligations and liabilities as are set forth in this Agreement, as it may be amended from time to time.

3. HESCO agrees that it will utilize the then currently effective prospectus relating to the UIT's Policies in connection with its selling efforts.

As to the other types of sales materials, HESCO agrees that it will use only sales materials which conform to the requirements of federal and state insurance laws and regulations and which have been filed, where necessary, with the appropriate regulatory authorities.

4. HESCO agrees that it or its duly designated agent shall maintain records of the name and address of, and the securities issued by the UIT and held by, every holder of any security issued pursuant to this Agreement, as required by the
Section 26(a)(4) of the 1940 Act, as amended.

5. HESCO's services pursuant to this Agreement shall not be deemed to be exclusive, and it may render similar services and act as an underwriter, distributor, or dealer for other investment companies in the offering of their shares.

6. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder on the part of HESCO, HESCO shall not be subject to liability under a Policy for any act or omission in the course, or connected with, rendering services hereunder.

                                      II.

1. The UIT reserves the right at any time to suspend or limit the public offering of the Policies upon 30 days' written notice to HESCO, except where the notice period may be shortened because of legal action taken by any regulatory agency.

2.  The UIT agrees to advice HESCO immediately:

       (a) Of any request by the Securities and Exchange Commission for amendment of its 1933 Act registration statement or for additional information;

       (b) Of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the 1933 Act registration statement relating to units of interest issued with respect to the UIT or of the initiation of any proceedings for that purpose;

    (c) Of the happening of any material event, if known, which makes untrue any statement in said 1933 Act registration statement or which requires a change therein in order to make any statement therein not misleading.

     HLIC will furnish to HESCO such information with respect to the UIT and the Policies in such form and signed by such of its officers and directors and HESCO may reasonably request and will warrant that the statements therein contained when so signed will be true and correct. HLIC will also furnish, from time to time, such additional information regarding the UIT's financial condition as HESCO may reasonably request.

                                      III.

                                  COMPENSATION

In accordance with an Expense Reimbursement Agreement between HLIC and HESCO, HESCO is entitled to receive: (1) compensation equal to a pro rata portion of $10,000 per year for all services provided on behalf of HLIC and the UIT; plus
(2) reimbursement for the actual expenses incurred by HESCO in excess of $10,000 for all operating costs associated with the services provided on behalf of HLIC and the UIT under this Principal Underwriter Agreement. No additional compensation is payable in excess of that required under the Expense Reimbursement Agreement. The Expense Reimbursement Agreement provides for an aggregate payment of $10,000 for all services performed by HESCO on behalf of HLIC and its affiliated companies and any unit investment trusts sponsored by HLIC and its affiliated companies.

                                      IV.

                RESIGNATION AND REMOVAL OF PRINCIPAL UNDERWRITER

HESCO may resign as a Principal Underwriter hereunder, upon 120 days' prior written notice to HLIC. However, such resignation shall not become effective until either the UIT has been completely liquidated and the proceeds of the liquidation distributed through HLIC to the Policy owners or a successor Principal Underwriter has been designated and has accepted its duties.

                                       V.

                                 MISCELLANEOUS

1. This Agreement may not be assigned by any of the parties hereto without the written consent of the other party.

2. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

       (a) If to HLIC -- Hartford Life Insurance Company, Inc. P.O. Box 2999, Hartford, Connecticut 06104.

       (b) If to HESCO -- Hartford Equity Sales Company, Inc., P.O. Box 2999, Hartford, Connecticut 06104.

or to such other address as HESCO or HLIC shall designate by written notice to the other.

3. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument, and an executed copy of this Agreement and all amendments hereto shall be kept on file by the Sponsor and shall be open to inspection any time during the business hours of the Sponsor.

4. This Agreement shall inure to the benefit of and be binding upon the successor of the parties hereto.

5. This Agreement shall be construed and governed by and according to the laws of the State of Connecticut.

6. This Agreement may be amended from time to time by the mutual agreement and consent of the parties hereto.

7. (a) This Agreement shall become effective June 26, 1995 and shall continue in effect for a period of two years from that date and, unless sooner terminated in accordance with 7(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually by a majority of the members of the Board of Directors of HLIC.

(b) This Agreement (1) may be terminated at any time, without the payment of any penalty, either by a vote of a majority of the members of the Board of Directors of HLIC on 60 days' prior written notice to HESCO; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by HESCO on 60 days' prior written notice to HLIC, but such termination will not be effective until HLIC shall have an agreement with one or more persons to act as successor principal underwriter of the Policies. HESCO hereby agrees that it will continue to act as successor principal underwriter until its successor or successors assume such undertaking.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

(Seal)                                 HARTFORD LIFE INSURANCE COMPANY

                                       BY:    /s/ Thomas M. Marra
                                              ------------------------------
                                                     Thomas M. Marra
                                                  Senior Vice President

Attest:                                HARTFORD EQUITY SALES COMPANY, INC.

       /s/ Lynda Godkin                BY:    /s/ George Jay
       ------------------------------         --------------------------------
       Lynda Godkin                                      George Jay
       Secretary                                         Controller

                        PRINCIPAL UNDERWRITER AGREEMENT

THIS AGREEMENT, dated as of the June 26, 1995, made by and between ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("ILA" or the "Sponsor"), a corporation organized and existing under the laws of the State of Wisconsin, and HARTFORD EQUITY SALES COMPANY, INC. ("HESCO"), a corporation organized and existing under the laws of the State of Connecticut,

                                  WITNESSETH:

WHEREAS, the Board of Directors of ILA has made provision for the establishment of a separate account within ILA in accordance with the laws of the State of Wisconsin, which separate account was organized and is established and registered as a unit investment trust type investment company with the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act"), as amended, and which is designated ITT Hartford Life and Annuity Insurance Company Separate Account VL II (referred to as the "UIT"); and

WHEREAS, HESCO offers to the public a certain Last Survivor Flexible Premium Variable Life Insurance Policy (the "Policy") issued by ILA with respect to the UIT units of interest thereunder which are registered under the Securities Act of 1933 ("1933 Act"), as amended; and

WHEREAS, HESCO has previously agreed to act as distributor in connection with offers and sales of the Policy under the terms and conditions set forth in this Principal Underwriter Agreement.

NOW THEREFORE, in consideration of the mutual agreements made herein, ILA and HESCO agree as follows:

                                       I.

                                 HESCO'S DUTIES

1. HESCO, as principal underwriter for the Policy, will use its best efforts to effect offers and sales of the Policy through broker-dealers that are members of the National Association of Securities Dealers, Inc. and whose registered representatives are duly licensed as insurance agents of ILA. HESCO is responsible for compliance with all applicable requirements of the 1933 Act, as amended, the Securities Exchange Act of 1934 ("1934 Act"), as amended, and the 1940 Act, as amended, and the rules and regulations relating to the sales and distribution of the Policy, the need for which arises out of its duties as principal underwriter of said Policy and relating to the creation of the UIT.

2. HESCO agrees that it will not use any prospectus, sales literature, or any other printed matter or material or offer for sale or sell the Policy if any of the foregoing in any way represent the duties, obligations, or liabilities of ILA as being greater than, or different from, such duties, obligations and liabilities as are set forth in this Agreement, as it may be amended from time to time.

3. HESCO agrees that it will utilize the then currently effective prospectus relating to the UIT's Policies in connection with its selling efforts.

As to the other types of sales materials, HESCO agrees that it will use only sales materials which conform to the requirements of federal and state insurance laws and regulations and which have been filed, where necessary, with the appropriate regulatory authorities.

4. HESCO agrees that it or its duly designated agent shall maintain records of the name and address of, and the securities issued by the UIT and held by, every holder of any security issued pursuant to this Agreement, as required by the
Section 26(a)(4) of the 1940 Act, as amended.

5. HESCO's services pursuant to this Agreement shall not be deemed to be exclusive, and it may render similar services and act as an underwriter, distributor, or dealer for other investment companies in the offering of their shares.

6. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder on the part of HESCO, HESCO shall not be subject to liability under a Policy for any act or omission in the course, or connected with, rendering services hereunder.

                                      II.

1. The UIT reserves the right at any time to suspend or limit the public offering of the Policies upon 30 days' written notice to HESCO, except where the notice period may be shortened because of legal action taken by any regulatory agency.

2.  The UIT agrees to advice HESCO immediately:

       (a) Of any request by the Securities and Exchange Commission for amendment of its 1933 Act registration statement or for additional information;

       (b) Of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the 1933 Act registration statement relating to units of interest issued with respect to the UIT or of the initiation of any proceedings for that purpose;

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       (c)  Of the happening of any material event, if known, which makes untrue any statement in said 1933 Act registration statement or which requires a change therein in order to make any statement therein not misleading.

     ILA will furnish to HESCO such information with respect to the UIT and the Policies in such form and signed by such of its officers and directors and HESCO may reasonably request and will warrant that the statements therein contained when so signed will be true and correct. ILA will also furnish, from time to time, such additional information regarding the UIT's financial condition as HESCO may reasonably request.

                                      III.

                                  COMPENSATION

In accordance with an Expense Reimbursement Agreement between ILA and HESCO, HESCO is entitled to receive: (1) compensation equal to a pro rata portion of $10,000 per year for all services provided on behalf of ILA and the UIT; plus
(2) reimbursement for the actual expenses incurred by HESCO in excess of $10,000 for all operating costs associated with the services provided on behalf of ILA and the UIT under this Principal Underwriter Agreement. No additional compensation is payable in excess of that required under the Expense Reimbursement Agreement. The Expense Reimbursement Agreement provides for an aggregate payment of $10,000 for all services performed by HESCO on behalf of ILA and its affiliated companies and any unit investment trusts sponsored by ILA and its affiliated companies.

                                      IV.

                RESIGNATION AND REMOVAL OF PRINCIPAL UNDERWRITER

HESCO may resign as a Principal Underwriter hereunder, upon 120 days' prior written notice to ILA. However, such resignation shall not become effective until either the UIT has been completely liquidated and the proceeds of the liquidation distributed through ILA to the Policy owners or a successor Principal Underwriter has been designated and has accepted its duties.

                                       V.

                                 MISCELLANEOUS

1. This Agreement may not be assigned by any of the parties hereto without the written consent of the other party.

2. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

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       (a)  If to ILA -- ITT Hartford Life and Annuity Insurance Company, P.O.
            Box 2999, Hartford, Connecticut 06104.

       (b) If to HESCO -- Hartford Equity Sales Company, Inc., P.O. Box 2999, Hartford, Connecticut 06104.

or to such other address as HESCO or ILA shall designate by written notice to the other.

3. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument, and an executed copy of this Agreement and all amendments hereto shall be kept on file by the Sponsor and shall be open to inspection any time during the business hours of the Sponsor.

4. This Agreement shall inure to the benefit of and be binding upon the successor of the parties hereto.

5. This Agreement shall be construed and governed by and according to the laws of the State of Connecticut.

6. This Agreement may be amended from time to time by the mutual agreement and consent of the parties hereto.

7. (a) This Agreement shall become effective June 26, 1995 and shall continue in effect for a period of two years from that date and, unless sooner terminated in accordance with 7(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually by a majority of the members of the Board of Directors of ILA.

(b) This Agreement (1) may be terminated at any time, without the payment of any penalty, either by a vote of a majority of the members of the Board of Directors of ILA on 60 days' prior written notice to HESCO; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by HESCO on 60 days' prior written notice to ILA, but such termination will not be effective until ILA shall have an agreement with one or more persons to act as successor principal underwriter of the Policies. HESCO hereby agrees that it will continue to act as successor principal underwriter until its successor or successors assume such undertaking.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

(Seal)                                 ITT HARTFORD LIFE AND ANNUITY
                                       INSURANCE COMPANY

                                       BY:    /s/ Thomas M. Marra
                                              ------------------------------
                                                     Thomas M. Marra
                                                  Senior Vice President

Attest:                                HARTFORD EQUITY SALES COMPANY, INC.

       /s/ Lynda Godkin                BY:    /s/ George Jay
       ------------------------------         --------------------------------
       Lynda Godkin                                      George Jay
       Secretary                                         Controller

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